Fees Summary	Sep. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,622,387,827.6
Previously Paid Amount	0
Total Fee Amount	248,387.58
Total Offset Amount	0
Net Fee	$ 248,387.58